IVY FUNDS

Delaware Ivy Mid Cap Income Opportunities Fund (the “Fund”)

Supplement to the Fund’s Summary and Statutory Prospectuses
dated July 29, 2022, as amended

Effective immediately, the following information replaces the information in the section of the Fund’s prospectus entitled “Fund summary – Delaware Ivy Mid Cap Income Opportunities Fund – What are the Fund’s fees and expenses? – Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)”:

Class	A		C		I		R6		R		Y
Management fees	0.84%		0.84%		0.84%		0.84%		0.84%		0.84%
Distribution and service (12b-1) fees	0.25%		1.00%		none		none		0.50%		0.25%
Other expenses	0.17%		0.17%		0.23%		0.05%		0.29%		0.21%
Total annual fund operating expenses	1.26%		2.01%		1.07%		0.89%		1.63%		1.30%
Fee waivers and expense reimbursements	(0.18%)	[2]	(0.18%)	[2]	(0.24%)	[2]	(0.06%)	[2]	(0.30%)	[2]	(0.22%)	[2]
Total annual fund operating expenses after fee waivers and expense reimbursements	1.08%		1.83%		0.83%		0.83%		1.33%		1.08%

[1]
For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A shares that were purchased prior to July 1, 2021 at net asset value (NAV) for $1 million or more that are subsequently redeemed within 12 months of purchase, or on shares that were purchased after July 1, 2021 at net asset value (NAV) for $1 million or more that are subsequently redeemed within 18 months of purchase. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]
Delaware Management Company (Manager), the Fund’s investment manager, Delaware Distributors, L.P. (Distributor), the Fund's distributor, and/or Delaware Investments Fund Services Company (DIFSC), the Fund's transfer agent, have contractually agreed to waive all or a portion of fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding 0.83% of the Class I Shares’, 1.08% of the Class A Shares’, 1.83% of the Class C Shares’, 1.33% of the Class R Shares’, 0.83% of the Class R6 Shares’ and 1.08% of the Class Y Shares’ average daily net assets from July 29, 2022 through July 29, 2023. These waivers and reimbursements may only be terminated by agreement of the Manager, the Distributor, DIFSC and/or the Fund, as applicable.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated March 9, 2023.